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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 24, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

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
                           MICHIGAN                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000                                      48034-8339
                     SOUTHFIELD, MICHIGAN                                               (Zip Code)
            (Address of Principal Executive Offices)
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       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 24, 2005, the Board of Directors of Credit Acceptance Corporation (the "Company") approved a form of agreement to be used in connection with grants of restricted stock awards under the Company's Incentive Compensation Plan (the "Plan"). The Plan, which was approved by shareholders on May 13, 2004, provides for the granting of restricted stock, restricted stock units, stock options, and performance awards to employees, officers, and directors. The form of agreement sets forth the vesting criteria for the restricted stock awards, which may occur in whole or in part over a seven-year period based on whether certain financial performance measures are achieved. The form of agreement is attached as Exhibit 10(q)(2) and incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 24, 2005, the Company adopted and made effective an amendment to
Section 3.02 of the Company's bylaws. The amendment authorizes the issuance of all or any classes or series of the shares of the Company without certificates. The amendment is attached as Exhibit 3(b)(2) and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  3(b)(2)     Bylaw Amendment, dated February 24, 2005

                  10(q)(2)    Form of Restricted Stock Grant Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CREDIT ACCEPTANCE CORPORATION
                                             (Registrant)

                                             By: /s/ Charles A. Pearce
                                             -------------------------
                                             Charles A. Pearce
                                             Chief Legal Officer
                                             March 2, 2005


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                                INDEX OF EXHIBITS

EXHIBIT NO.                   DESCRIPTION
-----------     -------------------------------------------------
 3(b)(2)        Bylaw Amendment, dated February 24, 2005.
 10(q)(2)       Form of Restricted Stock Grant Agreement.